Exhibit 99.1

   Investors Capital Holdings Reports Impressive Fourth Quarter and
                          Annual 2004 Results

    LYNNFIELD, Mass.--(BUSINESS WIRE)--July 7, 2005--Investors Capital Holdings, Ltd. (AMEX:ICH) today reported that total revenue for the fiscal year-ended March 31, 2005, were $55.2 million, an increase of 12.7% from total revenue of $48.9 million from the prior year. Net income was $619,109, while basic and diluted earnings per share were $0.11 and $0.10 respectively for fiscal year-ended March 31, 2005 as compared to net income of $790,413 for basic and diluted earnings per share of $0.14 for fiscal year-ended March 31, 2004.
    "During fiscal 2004, we broadened our scope and strengthened our position as one of the nation's leading diversified financial services companies," said Ted Charles, CEO and Chairman of Investors Capital Holdings. "Our business performed solidly despite a continued tenuousness in the financial services sector. We continued to strengthen our balance sheet, invested substantial time and resources in technology, and continued to expand our suite of traditional and alternative investment products."
    Charles continued, "While all major revenue sources contributed to the increase, commissions and advisory fees, were the principal drivers. Investors Capital Holdings was the recipient of a strong second half, in which confidence in the performance of the U.S. economy and corporate earnings began to make an impact. The improved market environment enabled our nationwide network of financial advisors to begin exploring new opportunities with their clients."
    Investors Capital Holdings', broker-dealer subsidiary Investors Capital Corporation continued to drive the overall business with commissions derived from services and products provided by Investors Capital advisors comprising more than 95% of Company's total revenues for the fiscal year-ended March 31, 2005. Investors Capital Corporation realized an average revenue per registered representative increase of more than 23% to $67,788 compared to the previous fiscal year.
    "We are proud of Investors Capital Corporation's accomplishments, and its positive prospects for the future," said Tim Murphy, President of Investors Capital Corporation. "We continue to focus our efforts on creating efficiencies and enhancing services to our network of financial professionals. Investors Capital Corporation is perfectly situated to attract the most intelligent and profitable financial advisors, while continuing to solidify our leadership position within the independent brokerage community."

    About Investors Capital Holdings

    Investors Capital Holdings (AMEX:ICH), of Lynnfield, Massachusetts is a diversified financial services company founded to meet the consumers' needs in today's financial markets. The company owns and operates Investors Capital Corporation and Eastern Point Advisors, Inc. Investors Capital Corporation is a nationally recognized, independent broker-dealer comprised of approximately 790 experienced financial professionals located throughout the United States. Eastern Point Advisors, Inc. is a registered investment advisory firm managing portfolios for individual and institutional clients, as well as the advisor to Eastern Point Advisors Capital Appreciation Fund (ICTWX) and Eastern Point Advisors Rising Dividend Growth Fund (ICRDX).

    Certain statements contained in this press release, which are not historical fact, may be deemed to be forward-looking statements under federal securities laws. There are many important factors that could cause Investors Capital Holdings and its subsidiaries' actual results to differ materially from those indicated in the forward-looking statements. Such factors include, but are not limited to, general economic conditions, including interest rate risk, regulatory changes (legislative or otherwise) affecting the financial services industry, competition, demand for Investors Capital Holdings and its subsidiaries' services, availability of funding, and other risks identified in Investors Capital Holdings' Securities and Exchange Commission filings.
    To invest in the Rising Dividend Growth Fund and Capital Appreciation Fund contact your financial advisor for a prospectus. The prospectus contains important information regarding investment objectives, risks and charges, expenses and other pertinent information regarding the fund. You should carefully review the prospectus before investing.
    You may contact Investors Capital Holdings directly to obtain a prospectus and investment kit at (800) 949-1422 or info@investorscapital.com.
    Investors Capital Corporation, Lynnfield, Massachusetts,
Distributor.

    (Tables to Follow)


           INVESTORS CAPITAL HOLDINGS, LTD. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED BALANCE SHEETS

                                                    YEARS ENDED
                                                      March 31,
                                                  2005         2004
                                              -----------  -----------
Cash and Cash Equivalents                     $ 8,618,261  $ 8,112,567
                                              -----------  -----------
Current and Other Assets                        4,920,179    4,772,996
                                              -----------  -----------
Property and Equipment, net                       571,198      503,316
                                              -----------  -----------
Total Assets                                  $14,109,638  $13,388,879
                                              ===========  ===========


Current Liabilities                             3,926,855    3,889,636
                                              -----------  -----------

Long-term Liabilities                                 -0-       94,304
                                              -----------  -----------
Total Liabilities                               3,926,855    3,983,940
                                              -----------  -----------
Total Stockholders' Equity                     10,182,783    9,404,939
                                              -----------  -----------
Total Liabilities and Stockholders' Equity    $14,109,638  $13,388,879
                                              ===========  ===========


           INVESTORS CAPITAL HOLDINGS, LTD. AND SUBSIDIARIES

              CONDENSED CONSOLIDATED STATEMENTS OF INCOME


                                                   YEARS ENDED
                                                    March 31,
                                                2005            2004
                                         -------------   -------------
Revenues
Commission                               $  48,660,052   $  44,831,827
Advisory Fees                                3,702,556       2,288,658
Other Fee Income                             1,189,737         673,418
Other Income and Marketing                   1,613,189       1,170,171
                                         -------------   -------------
Total Revenue                               55,165,534      48,964,074

Commission and advisory fees                44,025,004      39,295,954
                                         -------------   -------------

Gross Profit                                11,140,530       9,668,120
                                         -------------   -------------


Operating Expenses:
Compensation and Benefits                    5,713,028       4,569,398
Regulatory, Legal and Professional           1,527,256       1,028,901
Advertising                                    763,192         611,435
Occupancy                                      585,646         474,998
Communications                                 536,386         419,749
Other Administrative Expenses                1,055,368       1,123,982
                                         -------------   -------------
Total Operating Expenses                    10,180,876       8,228,463
                                         -------------   -------------

Operating income                               959,654       1,439,657
                                         -------------   -------------
Other expense:
Interest expense                                40,440          39,326
                                         -------------   -------------
Loss on disposal                                31,072             -0-
                                         -------------   -------------


Income before taxes                            888,142       1,400,331
                                         -------------   -------------
Provision for income taxes                     269,033         609,918
                                         -------------   -------------
Net income                               $     619,109   $     790,413
                                         =============   =============

Basic earnings per common share          $        0.11   $        0.14

Diluted earnings per common share        $        0.10   $        0.14
                                         =============   =============

    CONTACT: Investors Capital Holdings, Ltd.
             Timothy Murphy, Chief Financial Officer
             781-593-8565 ext. 226
             tmurphy@investorscapital.com
             or
             Darren Horwitz,
             Manager, Corporate Communications
             781-593-8565 ext. 261
             dhorwitz@investorscapital.com